UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 28, 2025
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ARTIVION, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia	30144
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (770) 419-3355
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AORT	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure under Item 8.01 below is incorporated by reference herein. The issuance of the Shares (defined below) under the Exchange Agreements (defined below) was made pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), only to investors that qualified as a “qualified institutional buyer” (as such term is defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (as such term is defined in Rule 501(a)(1), (2), (3), or (7) under the Securities Act).

Item 8.01 Other Events.

As previously announced, on May 14, 2025, Artivion, Inc. (the “Company”) entered into separate, privately negotiated exchange agreements with certain holders (the “Holders”) of the Company’s 4.250% Convertible Senior Notes due July 1, 2025 (the “Notes”). In addition, on May 22, 2025, the Company entered into an additional privately negotiated exchange agreement with a separate Holder (collectively, the “Exchange Agreements”). The transactions contemplated by the Exchange Agreements closed on May 28, 2025. Under the terms of the Exchange Agreements, the Holders exchanged an aggregate principal amount of approximately $99.54 million of Notes held by the Holders in exchange for an aggregate of 4,334,347 shares of the Company’s common stock (“Shares”). In addition, pursuant to the Exchange Agreements, the Company made a cash payment of approximately $1.7 million to the Holders in respect of accrued and unpaid interest on the exchanged Notes.

Immediately following the closing of the transactions contemplated by the Exchange Agreements, approximately $0.46 million in aggregate principal amount of the Notes remained outstanding.

On May 28, 2025, the Company issued a press release announcing closing of the transactions contemplated by the Exchange Agreements. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy Shares or any other security and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale would be unlawful.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
99.1	Press Release dated May 28, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Artivion, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 28, 2025

ARTIVION, INC.

By:	/s/ Lance A. Berry
Name:	Lance A. Berry
Title:	Chief Financial Officer and Executive Vice President, Finance